Exhibit 99.2

NAREIT Conference June 2005

SAFE HARBOR In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission.

KEY ASHFORD HIGHLIGHTS Diversified investment strategy - 77 hotel properties and $98 million of debt investments Management alignment of interests with 17% ownership and a history of value creation $1.4 billion invested or committed since inception Focus on upscale and upper-upscale segments Strong hotel brands and diversification - focus on Hilton, Marriott, Starwood, and Hyatt brands Significant internal and external growth prospects Attractive, above average dividend yield

Sale-Leaseback First Mortgage Hotel Ownership To maximize shareholder returns throughout the peaks and the troughs of all lodging cycles via: Diversified equity and debt investments Portfolio allocation strategy that capitalizes on changing market opportunities MISSION STATEMENT Mezzanine

CYCLICAL ASSET ALLOCATION STRATEGY HOTEL OWNERSHIP 60-90% allocation Current yield Capital appreciation Undervalued assets Reposition Timing: Trough/Mid- Stage Recovery FIRST MORTGAGE 0-10% allocation Stable returns High volume Counter cyclical Discount to par Timing: Peak/Early Decline MEZZANINE 10-40% allocation Wide index spreads Inefficient market Foreclosure options LTV competitive advantage Timing: Late Decline/Early Recovery SALE-LEASEBACK 0-10% allocation Stable returns Participation Timing: Late Recovery/Mid-Stage Decline PEAK Late Cycle Early Recovery Full Decline Early Decline TROUGH

Room Demand Room Supply GDP 1988 0.047 0.046 0.042 1989 0.048 0.037 0.035 1990 0.022 0.035 0.018 1991 -0.011 0.017 -0.005 1992 0.021 0.009 0.03 1993 0.019 0.006 0.027 1994 0.032 0.012 0.04 1995 0.021 0.016 0.027 1996 0.021 0.024 0.036 1997 0.025 0.035 0.044 1998 0.027 0.039 0.043 1999 0.03 0.038 0.041 2000 0.035 0.026 0.037 2001 -0.034 0.019 0.008 2002 0.003 0.016 0.019 2003 0.016 0.011 0.03 2004 0.046 0.01 0.044 2005 E 0.04 0.012 0.037 LODGING MARKET / ECONOMIC RECOVERY TTM through April 2005, Room Demand up 3.7%; Room Supply up 0.6% Yearly % Change in U.S. Hotel Room Demand Growth, Room Supply Growth, & U.S. GDP Growth Source: Smith Travel Research, PricewaterhouseCoopers Percentage Change

MANAGEMENT TRACK RECORD Demonstrated expertise in creating value throughout cycles Yearly Change in U.S. Per Room Value vs. Management Purchases/Sales Source: HVS International, Ashford Hospitality Trust Mgmt's Acquisitions / Debt Investments (1) Mgmt's Sales/Loan Payoffs Avg. U.S. Hotel Value Per Room '90 33000 '91 24000 '92 6700 24000 '93 12174 311 28000 '94 3876 821 34000 '95 360 2589 43000 '96 1247 52000 '97 4917 66000 '98 1552 495 66000 '99 610 5626 66000 '00 669 532 77000 '01 284 221 58000 '02 54000 '03 2416.52 54000 '04 3576.19 112.23 71000 '05 8718.66 1148.73 80000 Ashford IPO Value per Room Source: HVS International, Remington Hotel Corp. 1 Debt investments are calculated as total rooms x percent of capital structure Acquisitions Spot Price - U.S. Hotel Value Per Room Trendline - U.S. Hotel Value Per Room Sales

MANAGEMENT TEAM Douglas Kessler Chief Operating Officer David Kimichik Chief Financial Officer David Brooks Chief Legal Officer Tax / Accounting Asset Management Underwriting Investment Strategy Investor Relations Capital Markets Legal SEC Transactions Monty Bennett President & CEO High insider ownership of 17%

INVESTMENT PACE Total Assets ($ in millions) Demonstrated ability to consistently invest capital with average quarterly investments of over $175 million since IPO 1 Includes capital expenditures and $465 million announced acquisition Direct Hotel Investments (1) Mezzanine Loans

ACHIEVING TARGET INVESTMENT RETURNS 19

CNL PORTFOLIO ACQUISITION 30-Hotel portfolio with 4,328 rooms to be acquired for $465 million Attractive TTM NOI cap rate of 8.5% Portfolio consists of select service Marriott branded and managed hotels in 27 markets across 16 states Increases brand and geographic diversification Favorable 10-yr debt financing at a fixed rate of 5.32%

REGIONAL DISTRIBUTION 17.8% 15.5% 9.8% 11.9% 2.8% 6.8% 10.0% 11.2% 8.7% 11.9% 2.7% 6.4% 35.9% 23.5% 8.4% 8.7% 4.0% 4.1% Represents % of Ashford's total portfolio by cost basis Represents % of total U.S. hotel rooms in each region per Smith Travel Research Investments are diversified by geography* * Includes capital expenditures & announced $465 million acquisition

QUALITY BRAND REPRESENTATION 71% of rooms are Hilton & Marriott brands* Marriott Brands Hilton Brands Starwood Brands Other Brands & Independents Hyatt Brands * Includes announced $465 million acquisition

PORTFOLIO GROWTH Owned hotel portfolio is well positioned for RevPAR growth

PORTFOLIO GROWTH Drive RevPAR gains at owned hotels, primarily through rate Benefit from recently completed and current renovations Continue to invest capital and upgrade owned hotel portfolio Dispose of non-core, lower yielding assets and redeploy capital Internal Growth Strategy: External Growth Strategy: Pursue attractive widely marketed and "off-market" acquisition and lending opportunities Focus on acquisitions and debt investments that are immediately accretive to earnings

HOTEL ACQUISITION - CASE STUDY FGSB Portfolio - $250 million acquisition 21-Hotel portfolio with 4,094 rooms acquired for $250 million Acquired at attractive yields: Total Portfolio Core Portfolio TTM Cap Rate 9.3% 10.5% TTM EBITDA Yield 11.2% 12.4% Price Per Key $61,065 $69,055 Core Portfolio consists of 13 upper-upscale and upscale full-service hotels in major markets 8 non-core hotels either sold or under contract for sale Significant OP units taken by affiliates of Fisher Brothers, Gordon Getty Trust, George Soros, and Ashford Management Accretive to earnings

DEBT INVESTMENT - CASE STUDY Hotel Teatro - $5 million mezzanine loan 111-room luxury, boutique hotel in downtown Denver Located across the street from the Denver Center for Performing Arts Initially approached by owners for development financing of proposed hotel across the street; ultimately funded re-finance of existing hotel Originated $10 million mortgage and $5 million mezzanine loan at a blended spread of 565 over LIBOR Sold first mortgage and retained mezzanine loan at a spread of 1,135 over LIBOR Creative structuring resulted in attractive pricing for the 50-74% tranche of the capital structure

DEBT MATURITIES Approximately 94% of debt is hedged, capped, or fixed Weighted average cost of debt is 5.5% Weighted average debt maturity is 6.9 years 1 Assumes extension options are exercised; includes $370 million financing for announced $465 million acquisition

GROWING DIVIDEND Quarterly dividend of $0.16 per share reflects a partially invested portfolio and results in 4th highest yield among Hotel REITs (1) 1 Based on annualized dividend yield as of 5/31/2005

KEY ASHFORD HIGHLIGHTS Diversified investment strategy - 77 hotel properties and $98 million of debt investments Management alignment of interests with 17% ownership and a history of value creation $1.4 billion invested or committed since inception Focus on upscale and upper-upscale segments Strong hotel brands and diversification - focus on Hilton, Marriott, Starwood, and Hyatt brands Significant internal and external growth prospects Attractive, above average dividend yield

NAREIT Conference June 2005